Exhibit 99.1

C&F Financial Corporation NASDAQ: CFFI Second Quarter 2026 Investor Presentation

Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on the beliefs of the Corporation’s management, as well as assumptions made by, and information currently available to, the Corporation’s management, and reflect management’s current views with respect to certain events that could have an impact on the Corporation’s future financial performance. These forward-looking statements relate to expectations concerning matters that are not historical fact, may express “belief,” “intention,” “expectation,” “potential” and similar expressions, and may use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “might,” “will,” “intend,” “target,” “should,” “could,” or similar expressions. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, changes in: (1) interest rates, such as volatility in short-term interest rates or yields on U.S. Treasury bonds, fluctuations in interest rates following actions by the Federal Reserve and increases or volatility in mortgage interest rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, including unemployment levels, inflation rates, supply chain disruptions, slowdowns in economic growth and government shutdowns, (4) general market conditions, including disruptions due to pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, changes in trade policy and the implementation of tariffs, geopolitical tensions, war and other military conflicts (including the conflict in the Middle East and potential associated impacts on interest rates and energy prices) or other major events, or the prospect of these events, (5) average loan yields and securities yields and average costs of interest-bearing deposits and borrowings, (6) financial services industry conditions, including bank failures or rumors of such failures, the soundness of other financial institutions or concerns involving liquidity, along with actions taken by governmental agencies to address such conditions, and the effects on financial institutions, including us, on, among other things, the ability to attract or retain depositors and to borrow or raise capital, (7) labor market conditions, including attracting, hiring, training, motivating and retaining qualified employees, (8) the legislative and regulatory climate, regulatory initiatives with respect to financial institutions, products and services, the Consumer Financial Protection Bureau (the CFPB) and the regulatory and enforcement activities of the CFPB, (9) monetary and fiscal policies of the U.S. Government, including policies of the FDIC, U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System (the Federal Reserve Board), and the effect of these policies on interest rates and business in our markets, (10) demand for financial services in the Corporation’s market areas, (11) the value of securities held in the Corporation’s investment portfolios, (12) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (13) the inventory level, demand and fluctuations in the pricing of used automobiles, including sales prices of repossessed vehicles, (14) the level of automobile loan delinquencies or defaults and our ability to repossess automobiles securing delinquent automobile finance installment contracts, (15) the level of net charge-offs on loans and the adequacy of our allowance for credit losses, (16) the level of indemnification losses related to mortgage loans sold, (17) demand for loan products, (18) deposit flows, (19) the strength of the Corporation’s counterparties, (20) the availability of lines of credit from the FHLB and other counterparties, (21) competition from both banks and non-banks, including competition in the automobile finance market, (22) services provided by, or the level of the Corporation’s reliance upon third parties for key services, (23) the commercial and residential real estate markets, including changes in property values, (24) the demand for residential mortgages and conditions in the secondary residential mortgage loan markets, (25) the Corporation’s technology initiatives and other strategic initiatives, (26) the Corporation’s branch expansion, relocation and consolidation plans, (27) cyber threats, attacks or events, including emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats, (28) C&F Bank’s product offerings, and (29) accounting principles, policies and guidelines, and elections by the Corporation thereunder . These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports filed with the SEC. The Corporation undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Use of Certain Non-GAAP Financial Measures. The accounting and reporting policies of the Corporation conform to GAAP in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Corporation’s financial condition and performance. These include adjusted net income, adjusted earnings per share, adjusted return on average equity, adjusted return on average assets, return on average tangible common equity (ROATCE), adjusted ROATCE, tangible common equity to tangible assets (TCE/TA), and tangible book value per share. A reconciliation of the non-GAAP financial measures used by the Corporation to evaluate and measure the Corporation’s financial condition and performance to the most directly comparable GAAP financial measures is presented in an appendix. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About C&F Financial Corporation. Additional information regarding the Corporation’s products and services, as well as access to its filings with the SEC, are available on the Corporation’s website at http://www.cffc.com. Cautionary Statements Second Quarter 2026 Investor Presentation 2

C&F has unique competitive advantages Second Quarter 2026 Investor Presentation 3 Positioned to deliver substantial value creation A clear long-term strategy that we are executing effectively Consistent financial performance with sound risk management Proven leadership driving long-term shareholder value

• Performance & Growth • Our People • Marketing & Brand Recognition • Community Engagement • Cross Company Collaboration • Efficiency and Technology • Risk Management Strategic Initiatives & Opportunities Second Quarter 2026 Investor Presentation 4

5

Second Quarter 2026 Investor Presentation

Our Leadership



Thomas F. Cherry
President & CEO
C&F Financial Corporation
Years in Financial Industry: 35



Jason E. Long
EVP & CFO
C&F Financial Corporation
Years in Financial Industry: 23



Rodney W. Overby
EVP & Chief Information Officer
C&F Financial Corporation
Years in Financial Industry: 45



John A. Seaman III
EVP & Chief Credit Officer
C&F Bank
Years in Financial Industry: 45



Matthew Steilberg
EVP & Director Retail Banking
C&F Bank
Years in Financial Industry: 39



Mark J. Eggelston
Regional President, SE Virginia
C&F Bank
Years in Financial Industry: 35



William V. Krebs Jr.
Regional President, Central Virginia
C&F Bank
Years in Financial Industry: 28



Andrew B. Buxbaum
SVP & General Counsel
C&F Bank
Years in Financial Industry: 25



Matthew P. Dolci
SVP Chief Risk Officer
C&F Bank
Years in Financial Industry: 8



Helga H. Ridenhour
SVP & Director of Operations
C&F Bank
Years in Financial Industry: 35



Christopher A. Spillare
SVP & Treasurer
C&F Bank
Years in Financial Industry: 31



Maria R. Sullivan
SVP & Chief HR Officer
C&F Bank
Years in Financial Industry: 15



S. Dustin Crone
CEO
C&F Finance Company
Years in Financial Industry: 36



C. Shawn Moore
President
C&F Finance Company
Years in Financial Industry: 34



Tony Lamont
EVP Operations
C&F Finance Company
Years in Financial Industry: 35



Kevin Jones
SVP Sales
C&F Finance Company
Years in Financial Industry: 32



Mark A. Fox
President & CEO
C&F Mortgage Corporation
Years in Financial Industry: 30



Kevin A. McCann
SVP & CFO
C&F Mortgage Corporation
Years in Financial Industry: 28



Madeline M. Witty
SVP & Chief Compliance Officer
C&F Mortgage Corporation
Years in Financial Industry: 40



Natalie C. Zvanya
SVP & Chief Business Development
C&F Mortgage Corporation
Years in Financial Industry: 9

6

Our Lines of Business Second Quarter 2026 Investor Presentation 7 Community Banking $2.37 billion Total Deposits 32 Branches • 32 banking offices and 6 commercial loan offices in Virginia • Provides a wide range of banking services to individuals and businesses • Opened new commercial loan offices in Roanoke, Virginia in 2025 and Lynchburg, Virginia in 2026 Mortgage Banking $413 million Loan Originations Jun-26 YTD • Provides mortgage loan origination services in Virginia and surrounding states • Lender Solutions provides mortgage loan origination as a service to community financial institutions Consumer Finance $457 million Loan Portfolio • Provides automobile loans through indirect lending programs • Primarily in the Mid-Atlantic, Midwest and Southern United States Wealth Management $705 million Assets Under Management Jun-26 • Full-service brokerage firm • Offers a comprehensive range of wealth management services through third-party service providers • Primarily at C&F Bank branch locations

We are well-positioned in Virginia with a clear growth strategy Second Quarter 2026 Investor Presentation 8 Company Overview C&F Branch Footprint in Virginia C&F at a Glance Preeminent Community Bank in Virginia C&F is a Virginia-based financial services company providing full-service banking, mortgage, wealth management, and finance solutions through a relationship-driven approach. Focused on understanding and serving the needs of individuals, businesses, and communities, C&F builds long-term value through trust, responsiveness, and local commitment. 32 Branches across VA $2.81 Billion Total Assets $2.11 Billion Total Loans, HFI $2.37 Billion Total Deposits Size $252.1 Million Market Cap • Recent expansion into Southwest Virginia with the opening of a loan production office in July 2025 and branch in June 2026 in Roanoke • Connecting our markets with the recent opening of a new loan production office in Lynchburg in July 2026 • Strong balance sheet and asset quality • Strong community banking funding base with roots in key markets in Virginia • Regional exposure through elite mortgage banking and consumer finance segments • Diverse lines of business with experienced management teams • Top-tier financial performance • Outstanding capital management allows for a quality dividend while maintaining strong capital for organic and non-organic growth

Second Quarter 2026 Investor Presentation

Segments – June 30, 2026 QTD

	Three Months Ended June 30, 2026					
	Community	Mortgage	Consumer			
(Dollars in thousands)	Banking	Banking	Finance	Other	Eliminations	Consolidated
Interest income	$ 27,215	$ 818	$ 12,086	$ —	$ 232	$ 40,351
Interest expense	10,151	—	—	1,110	—	11,261
Net interest income before allocation	17,064	818	12,086	(1,110)	232	29,090
Net interest allocation[1]	5,934	(416)	(5,518)	—	—	—
Net interest income	22,998	402	6,568	(1,110)	232	29,090
Gain on sales of loans	—	2,655	—	—	(219)	2,436
Other noninterest income	5,578	2,007	149	1,652	(46)	9,340
Net revenue	28,576	5,064	6,717	542	(33)	40,866
Provision for credit losses	150	—	2,500	—	—	2,650
Salaries and employee benefits	10,485	2,105	2,014	1,897	—	16,501
Occupancy expense	2,012	231	159	—	—	2,402
Data processing	2,610	434	349	10	—	3,403
Professional fees	665	50	157	71	—	943
Insurance expense	391	17	32	—	—	440
Marketing and advertising expenses	491	140	8	—	—	639
Loan processing and collection expenses	75	499	344	—	—	918
Provision for indemnifications	—	(25)	—	—	—	(25)
Other segment items[2]	1,457	196	410	82	(19)	2,126
Total noninterest expense	18,186	3,647	3,473	2,060	(19)	27,347
Income (loss) before taxes	10,240	1,417	744	(1,518)	(14)	10,869
Income tax expense (benefit)	2,067	357	206	(384)	(3)	2,243
Net income (loss)	$ 8,173	$ 1,060	$ 538	$ (1,134)	$ (11)	$ 8,626

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

9

Second Quarter 2026 Investor Presentation

Segments – June 30, 2025 QTD

	Three Months Ended June 30, 2025					
(Dollars in thousands)	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
Interest income	$ 24,378	$ 732	$ 12,144	$ —	$ 153	$ 37,407
Interest expense	10,143	—	—	756	—	10,899
Net interest income before allocation	14,235	732	12,144	(756)	153	26,508
Net interest allocation[1]	6,110	(374)	(5,736)	—	—	—
Net interest income	20,345	358	6,408	(756)	153	26,508
Gain on sales of loans	—	2,573	—	—	(115)	2,458
Other noninterest income	4,378	1,700	149	1,225	(62)	7,390
Net revenue	24,723	4,631	6,557	469	(24)	36,356
Provision for credit losses	(300)	—	2,400	—	—	2,100
Salaries and employee benefits	9,421	1,971	2,018	1,436	—	14,846
Occupancy expense	1,669	290	140	—	—	2,099
Data processing	2,300	358	321	10	—	2,989
Professional fees	680	67	135	119	—	1,001
Insurance expense	345	37	34	—	—	416
Marketing and advertising expenses	415	125	9	—	—	549
Loan processing and collection expenses	26	327	392	—	—	745
Provision for indemnifications	—	(35)	—	—	—	(35)
Other segment items[2]	1,419	181	364	74	(18)	2,020
Total noninterest expense	16,275	3,321	3,413	1,639	(18)	24,630
Income (loss) before taxes	8,748	1,310	744	(1,170)	(6)	9,626
Income tax expense (benefit)	1,632	325	205	(302)	(1)	1,859
Net income (loss)	$ 7,116	$ 985	$ 539	$ (868)	$ (5)	$ 7,767

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

10

Second Quarter 2026 Investor Presentation

Segments – June 30, 2026 YTD

	Six Months Ended June 30, 2026					
(Dollars in thousands)	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
Interest income	$ 53,387	$ 1,358	$ 24,304	$ —	$ 448	$ 79,497
Interest expense	20,486	—	—	2,212	—	22,698
Net interest income before allocation	32,901	1,358	24,304	(2,212)	448	56,799
Net interest allocation[1]	11,718	(648)	(11,070)	—	—	—
Net interest income	44,619	710	13,234	(2,212)	448	56,799
Gain on sales of loans	—	5,384	—	—	(403)	4,981
Other noninterest income	10,074	3,712	303	1,352	(96)	15,345
Net revenue	54,693	9,806	13,537	(860)	(51)	77,125
Provision for credit losses	450	—	5,800	—	—	6,250
Salaries and employee benefits	20,602	4,367	4,046	1,843	—	30,858
Occupancy expense	3,866	446	305	—	—	4,617
Data processing	5,083	806	670	19	—	6,578
Professional fees	1,305	78	351	126	—	1,860
Insurance expense	771	36	63	—	—	870
Marketing and advertising expenses	911	252	23	—	—	1,186
Loan processing and collection expenses	114	859	818	—	—	1,791
Provision for indemnifications	—	(60)	—	—	—	(60)
Other segment items[2]	2,614	385	825	175	(37)	3,962
Total noninterest expense	35,266	7,169	7,101	2,163	(37)	51,662
Income (loss) before taxes	18,977	2,637	636	(3,023)	(14)	19,213
Income tax expense (benefit)	3,694	667	179	(744)	(3)	3,793
Net income (loss)	$ 15,283	$ 1,970	$ 457	$ (2,279)	$ (11)	$ 15,420

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

11

Second Quarter 2026 Investor Presentation

Segments – June 30, 2025 YTD

	Six Months Ended June 30, 2025					
(Dollars in thousands)	Community Banking	Mortgage Banking	Consumer Finance	Other	Eliminations	Consolidated
Interest income	$ 47,762	$ 1,071	$ 24,267	$ —	$ 295	$ 73,395
Interest expense	20,524	—	—	1,353	—	21,877
Net interest income before allocation	27,238	1,071	24,267	(1,353)	295	51,518
Net interest allocation[1]	11,864	(446)	(11,418)	—	—	—
Net interest income	39,102	625	12,849	(1,353)	295	51,518
Gain on sales of loans	—	4,558	—	—	(253)	4,305
Other noninterest income	8,608	2,836	326	1,447	(101)	13,116
Net revenue	47,710	8,019	13,175	94	(59)	68,939
Provision for credit losses	(200)	—	5,300	—	—	5,100
Salaries and employee benefits	18,700	3,763	3,995	1,871	—	28,329
Occupancy expense	3,499	503	290	—	—	4,292
Data processing	4,642	584	611	18	—	5,855
Professional fees	1,404	93	226	199	—	1,922
Insurance expense	761	67	79	—	—	907
Marketing and advertising expenses	799	265	14	—	—	1,078
Loan processing and collection expenses	68	557	803	—	—	1,428
Provision for indemnifications	—	(60)	—	—	—	(60)
Other segment items[2]	2,634	358	800	181	(35)	3,938
Total noninterest expense	32,507	6,130	6,818	2,269	(35)	47,689
Income (loss) before taxes	15,403	1,889	1,057	(2,175)	(24)	16,150
Income tax expense (benefit)	2,842	473	292	(614)	(5)	2,988
Net income (loss)	$ 12,561	$ 1,416	$ 765	$ (1,561)	$ (19)	$ 13,162

1. Interest expense is allocated to the mortgage banking and consumer finance segments through borrowing from the community banking segment.

12

Quarterly Trends Second Quarter 2026 Investor Presentation * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” Earnings per Share (EPS) ($) $2.37 $2.18 $2.07 $2.08 $2.63 Adj EPS, $2.40 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Return on Average Assets (ROAA) (%) 1.18 1.06 0.97 0.97 1.23 Adj ROAA, 1.13 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Net Interest Margin (NIM) (%) 4.27 4.24 4.20 4.27 4.41 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Return on Average Tangible Common Equity (ROATCE) * (%) 14.70 13.07 11.67 11.28 14.08 Adj ROA TCE, 12.86 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 13

Earnings Second Quarter 2026 Investor Presentation Return on Average Equity (ROAE) (%) Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) Return on Average Tangible Common Equity (ROATCE) * (%) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ** Annualized, year-to-date $8.29 $6.92 $6.01 $8.29 $4.03 $4.71 Adj EPS, $4.48 2022 2023 2024 2025 Jun-25 YTD Jun-26 YTD 1.27 0.99 0.80 1.01 1.01 1.10 Adj ROAA, 1.05 2022 2023 2024 2025 Jun-25** Jun-26** 14.84 11.68 9.02 11.11 11.23 11.48 Adj ROAE, 10.92 2022 2023 2024 2025 Jun-25** Jun-26** 17.31 13.58 10.37 12.53 12.72 12.69 Adj ROA TCE, 12.08 2022 2023 2024 2025 Jun-25** Jun-26** 14

Shareholder Value Creation Second Quarter 2026 Investor Presentation Dividends per Share ($) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ** Annualized, year-to-date $1.64 $1.76 $1.76 $1.84 $1.92 2022 2023 2024 2025 Jun-26** 15 $48.54 $56.40 $61.86 $72.60 $77.45 2022 2023 2024 2025 Jun-26 Tangible Book Value per Share* ($) $4.51 $7.51 $7.95 $0.00 $0.62 2022 2023 2024 2025 Jun-26 YTD Share Repurchases ($ mil) 14.3% CAGR

$1.60 $1.70 $1.88 $2.01 $2.07 2022 2023 2024 2025 Jun-26 Bank Finance $2.33 $2.44 $2.56 $2.77 $2.81 2022 2023 2024 2025 Jun-26 $2.00 $2.07 $2.17 $2.35 $2.37 2022 2023 2024 2025 Jun-26 Balance Sheet Second Quarter 2026 Investor Presentation Deposits ($ bil) Total Assets ($ bil) 5.5% CAGR 4.9% CAGR 7.8% CAGR Loans HFI Net ($ bil) 16 82% 84% 88% 88% 90% 2022 2023 2024 2025 Jun-26 Loan to Deposit Ratio (%)

Securities Second Quarter 2026 Investor Presentation U.S. Treasury securities 1% U.S. Government Agencies and corporations 5% Mortgage-backed securities 53% Obligations of states and political subdivision 34% Corporate and other debt securities 7% Composition (% of Total Securities) (Jun-26) Yield (%) 1.96 2.37 2.65 3.11 3.42 3.79 2022 2023 2024 2025 Mar-26 QTD Jun-26 QTD Maturities and Weighted Average Yield* ($ mil) (Jun-26) 17 $81.7 $174.0 $145.8 $65.2 3.48% 3.56% 4.64% 4.77% Maturing within 1 year Maturing after 1 year, but within 5 years Maturing after 5 years, but within 10 years Maturing after 10 years * Information is presented at amortized cost, by the earlier of contractual maturity or expected maturity, which may differ because borrowers have the right to prepay obligations with or without penalties. The weighted average life and the total effective duration of the portfolio are 5.5 years and 3.7 years, respectively, as of June 30, 2026. During the second quarter of 2026, the Corporation executed a strategic restructuring of a portion of its securities portfolio, resulting in a pre-tax loss of $7.1 million: • sold securities with a book value of $72.6 million and weighted average yield of 1.40% • purchased $67.8 million of securities with a weighted average yield of 4.70%

Loan Portfolio Trends Second Quarter 2026 Investor Presentation CRE-Owner Occupied 6% CRE-Nonowner Occupied 37% AD&C 10% Residential Mortgage 15% Commercial Business 6% Equity Lines 4% Consumer Finance Auto 19% Consumer Finance Marine and RV 2% Other Consumer 1% Composition (% of Total Loans) (Jun-26) Loans, Gross ($ bil) $1.64 $1.74 $1.92 $2.05 $2.11 2022 2023 2024 2025 Jun-26 18 ($ mil) Amount % of CRE % of Total Multifamily $181,884 18.9% 8.6% Retail 160,421 16.7 7.6 Office 127,421 13.3 6.0 1-4 Family Investment Properties 104,301 10.9 4.9 Hotels 101,609 10.6 4.8 Industrial/warehouse 92,294 9.6 4.4 Mini-Storage 72,011 7.5 3.4 Medical Office 44,910 4.7 2.1 Other 75,472 7.8 3.7 Commercial & Construction Commercial Concentrations Total CRE was 269% of total risk-based capital as of June 30, 2026. The average CRE loan was $1.02 million as of June 30, 2026.

Loan Yields Second Quarter 2026 Investor Presentation Yield (%) 5.85 6.49 6.75 6.73 6.69 6.68 4.32 5.12 5.49 5.56 5.57 5.61 9.84 9.97 10.42 10.59 10.67 10.55 2022 2023 2024 2025 Mar-26 QTD Jun-26 QTD Consolidated Bank Finance 19

Asset Quality Second Quarter 2026 Investor Presentation 0.01 0.03 0.020.19 0.07 0.07 0.07 0.19 0.13 0.22 0.20 0.14 2022 2023 2024 2025 Mar-26 Jun-26 Bank Finance 0.04 0.010.01 0.02 0.01 0.01 0.01 0.00 0.01 3.05 1.54 -0.14 0.59 1.99 2.62 2.59 2.98 2.60 2019 2020 2021 2022 2023 2024 2025 Mar-26* Jun-26* Bank Finance 1.25 1.26 1.20 1.10 1.09 1.06 5.47 5.03 4.86 4.79 4.80 4.83 2.48 2.28 2.09 1.93 1.91 1.88 2022 2023 2024 2025 Mar-26 Jun-26 Bank Finance Consolidated ACL Nonaccruals (% of Total Loans) Net Charge-offs (% of Average Loans) Allowance for Credit Losses (ACL) (% of Total Loans) Amendments to ASC 326 (“CECL”) were adopted by the Corporation on January 1, 2023. * Annualized, year-to-date 20 0.72% 0.59% 0.21% 0.13% 0.13% 0.12% 2022 2023 2024 2025 Mar-26 Jun-26 Criticized & Classified Loans (% of Total Loans)

Consumer Finance Loan Portfolio Second Quarter 2026 Investor Presentation The consumer finance segment made a strategic decision over the past few years to focus on higher credit quality customers. * Refer to the Allowance for Credit Losses footnote in the Corporation’s Annual Report on Form 10-K for a more detailed description of the consumer finance segment’s credit quality indicators. 28% 21% 14% 9% 7% 5% 4% 4% 33% 30% 28% 24% 22% 19% 19% 18% 24% 24% 28% 29% 29% 29% 29% 29% 8% 11% 15% 22% 25% 28% 29% 30% 7% 14% 15% 16% 17% 19% 19% 19% 2019 2020 2021 2022 2023 2024 2025 Jun-26 Credit Score at Origination Marginal (<580) Fair (580-624) Fairly Good (625-669) Good (670-739) Very Good (>739) 21

Deposits Second Quarter 2026 Investor Presentation 0.23 0.60 0.82 0.98 1.02 1.00 0.76 2.79 4.10 3.65 3.39 3.28 0.26 1.02 1.80 1.75 1.69 1.64 2022 2023 2024 2025 Mar-26 QTD Jun-26 QTD Savings and interest bearing Time Total Deposits 30% 27% 24% 23% 24% 51% 41% 38% 39% 37% 19% 32% 38% 38% 39% $2.00 $2.07 $2.17 $2.35 $2.37 2022 2023 2024 2025 Jun-26 Noninterest bearing Savings and interest bearing Time Deposit Composition ($ bil) 22 Cost of Deposits (%)

1.90% 1.85% 1.81% 1.72% 1.73% 1.73% 1.69% 1.64% 0.0% 4.6% 8.9% 18.4% 15.9% 11.9% 12.2% 14.6% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Total Deposits Cost of Deposits Cumulative Deposit Beta Deposit Trends Second Quarter 2026 Investor Presentation 2.54% 2.48% 2.41% 2.30% 2.29% 2.27% 2.21% 2.16% 0.0% 5.8% 12.8% 23.9% 24.7% 18.4% 19.0% 21.8% Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Interest-Bearing Deposits Cost of Deposits Cumulative Deposit Beta From the beginning of the Federal Reserve’s rate increases in March, 2022, cumulative deposit betas reached a peak of 33.3% and 44.1% in September, 2024 for total deposits and interest-bearing deposits, respectively. Cumulative deposit beta is calculated as the decrease in the rate paid on the respective deposits for each period presented divided by the incremental decrease in the Federal Reserve rate since September, 2024. 23

Second Quarter 2026 Investor Presentation

Granular Deposit Base

A strength of our franchise is our well diversified deposit base…



Consumer Deposits, $1.4 billion
Commercial Deposits, $950 million
Total Deposits
$2.37 Billion
As of 6/30/26
70%
6%
24%
Insured
Uninsured, secured Public Funds
All other uninsured

…with limited concentration and granular customer base providing a stable source of funding

Consumer Deposits

Customer Base	Granular Deposit Base
~71,700 Consumer Accounts	$20,000 Average Account balance

Commercial Deposits

Customer Base	Granular Deposit Base
~14,800 Commercial Accounts	$64,000 Average Account balance

24

7.32% 7.89% 7.89% 8.59% 9.04% 0.00% 4.00% 8.00% 12.00% 16.00% 2022 2023 2024 2025 Jun-26 TCE Ratio Strong Capital Position Second Quarter 2026 Investor Presentation 9.9% 9.9% 10.1%10.3% 9.8% 10.1% 10.0% 10.3% 11.1% 11.2% 0.0% 4.0% 8.0% 12.0% 16.0% 2022 2023 2024 2025 Jun-26 Tier 1 Leverage Ratio Corporation Bank 11.4% 11.3% 10.7% 11.0% 11.3% 12.9% 12.9% 12.3% 13.6% 13.5% 0.0% 4.0% 8.0% 12.0% 16.0% 2022 2023 2024 2025 Jun-26 CET 1 Risk-based Capital Ratio Corporation Bank 15.4% 14.8% 14.1% 15.2% 15.3% 14.2% 14.1% 13.5% 14.8% 14.8% 0.0% 4.0% 8.0% 12.0% 16.0% 2022 2023 2024 2025 Jun -26 Total Risk-based Capital Ratio Corporation Bank 25

5.85 6.49 6.75 6.73 6.69 6.68 1.96 2.37 2.65 3.11 3.42 3.79 0.38 1.43 2.42 2.32 2.21 2.16 4.27 4.31 4.12 4.21 4.27 4.41 2022 2023 2024 2025 Mar-26 QTD Jun-26 QTD Yield on Loans Yield on securities Cost of Interest Bearing Deposits NIM NIM, Yields, and Costs (%) Net Interest Income and Net Interest Margin (NIM) Trends Second Quarter 2026 Investor Presentation 26

Noninterest Income Trends Second Quarter 2026 Investor Presentation 21% 21% 20% 18% 18% 16% 20% 20% 20% 18% 18% 15% 41% 34% 34% 40% 41% 42% 8% 9% 10% 9% 9% 8% 10% 16% 16% 15% 14% 19% $29,212 $29,615 $30,538 $34,631 $17,421 $20,326 2022 2023 2024 2025 Jun-25 YTD Jun-26 YTD Interchange income Service charges and fees Mortgage banking income Wealth management income Other income Noninterest Income ($ mil) Gain on Sale of Loans ($ mil) Lender Solutions Fee Income ($ mil) 27 85% 89% 90% 88% 91% 85% 15% 11% 10% 12% 9% 15% $697.3 $498.8 $527.8 $680.2 $327.3 $413.3 2022 2023 2024 2025 Jun-25 YTD Jun-26 YTD Purchases Refinancings $1.7 $2.0 $2.0 $2.9 $1.3 $1.8 2022 2023 2024 2025 Jun-25 YTD Jun-26 YTD Originations ($ mil) Lender Solutions active clientele included 23 community financial institutions as of June 30, 2026 $7.5 $5.8 $6.1 $8.0 $4.3 $5.0 2022 2023 2024 2025 Jun-25 YTD Jun-26 YTD

Funding Sources Second Quarter 2026 Investor Presentation * The Corporation may rely on brokered deposits on a limited basis as a means of maintaining and diversifying liquidity and funding sources. Internal policy limits brokered deposits to 20 percent of total deposits. June 30, 2026 ($ in thousands) Available Used Net Availability Excess cash reserves $42,739 $ - $42,739 Borrowings from FHLB 286,074 45,000 241,074 Borrowings from Federal Reserve Bank 353,729 - 353,729 Unsecured federal funds agreements 75,000 - 75,000 Unpledged securities 339,753 - 339,753 Total Liquidity Sources $1,097.295 $45,000 $1,052,295 Uninsured and Uncollateralized Deposits $560,888 Coverage Ratio 188% Brokered deposits * $586,848 $17,966 $568,882 28

Financial Summary – Balance Sheet Second Quarter 2026 Investor Presentation 29 As of June 30, March 31, December 31, September 30, June 30, ($ thousands) 2026 2026 2025 2025 2025 Balance Sheet Interest-bearing deposits in other banks $ 42,739 $ 62,141 $ 65,510 $ 80,843 $ 62,289 Securities - available for sale, at fair value 458,252 470,619 458,111 439,034 434,506 Loans held for sale, at fair value 44,066 56,120 40,911 33,478 44,757 Loans, net: Community banking segment 1,638,580 1,596,842 1,572,883 1,527,809 1,513,082 Consumer finance segment 434,534 438,545 442,016 440,968 439,005 Total loans, net of allowance for credit losses 2,073,114 2,035,387 2,014,899 1,968,777 1,952,087 Other assets 191,797 189,481 189,063 189,160 192,753 Total assets $ 2,809,968 $ 2,813,748 $ 2,768,494 $ 2,711,292 $ 2,686,392 Deposits: Noninterest-bearing demand deposits $ 561,160 $ 568,420 $ 543,673 $ 558,013 $ 555,759 Savings and interest-bearing deposits 884,584 907,732 905,683 870,267 857,613 Time deposits 919,614 923,304 896,367 869,755 842,942 Total deposits 2,365,358 2,399,456 2,345,723 2,298,035 2,256,314 FHLB advances 45,000 30,000 40,000 40,000 52,000 Subordinated notes 65,510 65,501 65,493 65,484 65,475 Other borrowings 7,664 7,750 7,842 7,922 28,660 Other liabilities 48,044 44,929 47,088 45,964 43,027 Total liabilities 2,531,576 2,547,636 2,506,146 2,457,405 2,445,476 Total equity 278,392 266,112 262,348 253,887 240,916 Total liabilities and equity $ 2,809,968 $ 2,813,748 $ 2,768,494 $ 2,711,292 $ 2,686,392

Financial Summary – Income Statement Second Quarter 2026 Investor Presentation 30 As of or For the Three Months Ended June 30, March 31, December 31, September 30, June 30, ($ thousands, except per share data) 2026 2026 2025 2025 2025 Income Statement Interest income: Interest and fees on loans $ 35,690 $ 34,715 $ 34,842 $ 34,683 $ 33,716 Interest on interest-bearing deposits in other banks 471 651 864 719 413 Interest and dividends on securities 4,190 3,780 3,615 3,381 3,278 Total interest income 40,351 39,146 39,321 38,783 37,407 Interest expense: Savings and interest-bearing deposits 2,240 2,263 2,328 2,226 2,006 Time deposits 7,526 7,586 7,857 7,725 7,547 FHLB advances 328 429 450 450 447 Subordinated notes 1,110 1,102 1,108 1,112 756 Other borrowings 57 57 60 96 143 Total interest expense 11,261 11,437 11,803 11,609 10,899 Net interest income 29,090 27,709 27,518 27,174 26,508 Provision for credit losses 2,650 3,600 3,550 2,900 2,100 Net interest income after provision for credit losses 26,440 24,109 23,968 24,274 24,408

Financial Summary – Income Statement Second Quarter 2026 Investor Presentation 31 As of or For the Three Months Ended June 30, March 31, December 31, September 30, June 30, ($ thousands, except per share data) 2026 2026 2025 2025 2025 Income Statement Noninterest income: Gain on sales of loans 2,436 2,545 1,778 1,896 2,458 Interchange income 1,673 1,577 1,580 1,610 1,621 Service charges on deposit accounts 1,061 1,020 1,052 1,049 1,022 Investment income from other equity interests 8,332 372 210 197 127 Mortgage banking fee income 985 850 732 735 888 Wealth management services income, net 847 808 820 795 756 Mortgage lender services income 969 820 784 768 762 Other service charges and fees 517 504 504 520 551 Net losses on sales, maturities and calls of available for sale securities (7,129) - - - - Other income, net 2,085 54 906 1,274 1,663 Total noninterest income 11,776 8,550 8,366 8,844 9,848 Noninterest expense Salaries and employee benefits 16,501 14,357 14,027 14,420 14,846 Occupancy 2,402 2,215 2,265 2,245 2,099 Data processing 3,403 3,175 3,081 3,026 2,989 Professional fees 943 917 876 901 1,001 Insurance expense 440 430 415 399 416 Marketing and advertising expenses 639 547 625 660 549 Loan processing and collection expenses 918 873 878 831 745 Other 2,101 1,801 2,074 1,808 1,985 Total noninterest expense 27,347 24,315 24,241 24,290 24,630 Income before taxes 10,869 8,344 8,093 8,828 9,626 Income tax expense 2,243 1,550 1,377 1,715 1,859 Net income $ 8,626 $ 6,794 $ 6,716 $ 7,113 $ 7,767 Earnings per share 2.63 $ 2.08 $ 2.07 $ 2.18 $ 2.37

Financial Summary – Ratios Second Quarter 2026 Investor Presentation 32 As of or For the Three Months Ended June 30, March 31, December 31, September 30, June 30, 2026 2026 2025 2025 2025 Balance Sheet Metrics Loans/Deposits 89.5% 87.2% 87.6% 87.4% 88.5% Tangible common equity/tangible assets 9.04% 8.59% 8.59% 8.46% 8.05% Key performance ratios Net interest margin 4.41% 4.27% 4.20% 4.24% 4.27% Efficiency ratio 66.9% 67.1% 67.6% 67.4% 67.7% Annualized return on average assets 1.23% 0.97% 0.97% 1.06% 1.18% Annualized return on average equity 12.75% 10.19% 10.41% 11.60% 13.06% Annualized return on average tangible common equity 14.08% 11.28% 11.67% 13.07% 14.70% Dividend payout ratio on common stock 18.3% 23.1% 22.2% 21.1% 19.4% Tangible book value per common share $ 77.45 $ 73.70 $ 72.60 $ 70.15 $ 66.12

At C&F, we believe in hard work and in supporting one another. We believe that when we put people first, we all grow and move toward our goals. We believe expertise is important, but so are people — because when we focus on them, everything else falls into place. We’re here to help our communities, our neighbors, and our team members focus on what matters most. To us, that’s you. It’s always you. 33

Second Quarter 2026 Investor Presentation

Reconciliation of Non-GAAP Disclosures

	For the Year Ended				For the Three Months Ended					For the Six Months Ended	
($ thousands)	**2022**	**2023**	**2024**	**2025**	**Jun-25**	**Sep-25**	**Dec-25**	**Mar-26**	**Jun-26**	**Jun-25**	**Jun-26**
Adjusted Net Income and Adjusted Earnings Per Share											
Net income, as reported	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,767	$ 7,113	$ 6,716	$ 6,794	$ 8,626	$ 13,162	$ 15,420
Gain on sale of other equity interest	-	-	-	-	-	-	-	-	(6,375)	-	(6,375)
Loss on securities portfolio restructuring	-	-	-	-	-	-	-	-	5,632	-	5,632
Adjusted Net Income	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,767	$ 7,113	$ 6,716	$ 6,794	$ 7,883	$ 13,162	$ 14,677
Weighted average shares - basic and diluted	3,517,114	3,411,995	3,299,574	3,237,541	2,635,977	3,238,057	3,238,417	3,248,485	2,802,069	2,609,291	2,797,190
Earnings per share - basic and diluted, as reported	$ 8.29	$ 6.92	$ 6.01	$ 8.29	$ 2.37	$ 2.18	$ 2.07	$ 2.08	$ 2.63	$ 4.03	$ 4.71
Sale of other equity interest	-	-	-	-	-	-	-	-	(1.96)	-	(1.96)
Securities portfolio restructuring	-	-	-	-	-	-	-	-	1.73	-	1.73
Adjusted earnings per share - basic and diluted	$ 8.29	$ 6.92	$ 6.01	$ 8.29	$ 2.37	$ 2.18	$ 2.07	$ 2.08	$ 2.40	$ 4.03	$ 4.48
Adjusted ROAE											
Average total equity, as reported	$ 197,876	$ 203,261	$ 220,856	$ 243,033	$ 237,823	$ 245,218	$ 257,974	$ 266,763	$ 270,666	$ 234,328	$ 268,725
Annualized ROAE, as reported	14.84%	11.68%	9.02%	11.11%	13.06%	11.60%	10.41%	10.19%	12.75%	11.23%	11.48%
Annualized adjusted ROAE	14.84%	11.68%	9.02%	11.11%	13.06%	11.60%	10.41%	10.19%	11.65%	11.23%	10.92%
Adjusted ROAA											
Average total assets, as reported	$2,319,683	$ 2,393,497	$2,494,496	$2,667,795	$ 2,635,977	$ 2,691,263	$ 2,759,427	$ 2,792,255	$ 2,802,069	$ 2,609,291	$ 2,797,190
Annualized ROAA, as reported	1.27%	0.99%	0.80%	1.01%	1.18%	1.06%	0.97%	0.97%	1.23%	1.01%	1.10%
Annualized adjusted ROAA	1.27%	0.99%	0.80%	1.01%	1.18%	1.06%	0.97%	0.97%	1.13%	1.01%	1.05%

34

Second Quarter 2026 Investor Presentation

Reconciliation of Non-GAAP Disclosures

	For the Year Ended				For the Three Months Ended					For the Six Months Ended	
($ thousands)	2022	2023	2024	2025	Jun-25	Sep-25	Dec-25	Mar-26	Jun-26	Jun-25	Jun-26
Return on Average Tangible Common Equity											
Average total equity, as reported	$ 197,876	$ 203,261	$ 220,856	$ 243,033	$ 237,823	$ 245,218	$ 257,974	$ 266,763	$ 270,666	$ 234,328	$ 268,725
Average goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Average other intangible assets	(1,820)	(1,538)	(1,273)	(1,017)	(1,045)	(985)	(924)	(896)	(868)	(1,081)	(882)
Average noncontrolling interest	(737)	(675)	(649)	(693)	(652)	(538)	(479)	(590)	(626)	(696)	(663)
Average tangible common equity	$ 170,128	$ 175,857	$ 193,743	$ 216,132	$ 210,935	$ 218,504	$ 231,380	$ 240,086	$ 243,981	$ 207,360	$ 241,989
Net income	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,767	$ 7,113	$ 6,716	$ 6,794	$ 8,626	$ 13,162	$ 15,420
Amortization of intangibles	298	273	260	238	63	63	50	25	25	125	50
Net income attributable to noncontrolling interest	(210)	(142)	(84)	(156)	(76)	(38)	(15)	(47)	(63)	(103)	(110)
Net income attributable to C&F Financial Corporation	$ 29,457	$ 23,877	$ 20,094	$ 27,073	$ 7,754	$ 7,138	$ 6,751	$ 6,772	$ 8,588	$ 13,184	$ 15,360
Adjusted net income	$ 29,369	$ 23,746	$ 19,918	$ 26,991	$ 7,767	$ 7,113	$ 6,716	$ 6,794	$ 7,883	$ 13,162	$ 14,677
Amortization of intangibles	298	273	260	238	63	63	50	25	25	125	50
Net income attributable to noncontrolling interest	(210)	(142)	(84)	(156)	(76)	(38)	(15)	(47)	(63)	(103)	(110)
Net income attributable to C&F Financial Corporation	$ 29,457	$ 23,877	$ 20,094	$ 27,073	$ 7,754	$ 7,138	$ 6,751	$ 6,772	$ 7,845	$ 13,184	$ 14,617
Annualized return on average tangible common equity	17.31%	13.58%	10.37%	12.53%	14.70%	13.07%	11.67%	11.28%	14.08%	12.72%	12.69%
Adjusted annualized return on average tangible common equity	17.31%	13.58%	10.37%	12.53%	14.70%	13.07%	11.67%	11.28%	12.86%	12.72%	12.08%

35

Second Quarter 2026 Investor Presentation

Reconciliation of Non-GAAP Disclosures

	As of							
($ thousands)	Dec-22	Dec-23	Dec-24	Dec-25	Jun-25	Sep-25	Mar-26	Jun-26
Tangible Common Equity (TCE) / Tangible Assets (TA)								
Total equity, as reported	$ 196,233	$ 217,516	$ 226,970	$ 262,348	$ 240,916	$ 253,887	$ 266,112	$ 278,392
Goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(1,022)	(959)	(884)	(859)
Noncontrolling interest	(599)	(638)	(610)	(595)	(603)	(604)	(642)	(607)
Tangible common equity	$ 168,764	$ 190,280	$ 200,022	$ 235,653	$ 214,100	$ 227,133	$ 239,395	$ 251,735
Total assets, as reported	$2,332,317	$ 2,438,498	$2,563,374	$2,768,494	$ 2,686,392	$ 2,711,292	$ 2,813,748	$ 2,809,968
Goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(1,022)	(959)	(884)	(859)
Noncontrolling interest	(599)	(638)	(610)	(595)	(603)	(603)	(642)	(607)
Tangible assets	$2,304,848	$ 2,411,262	$2,536,426	$2,741,799	$ 2,659,576	$ 2,684,539	$ 2,787,031	$ 2,783,311
Tangible Common Equity (TCE) / Tangible Assets (TA)	7.32%	7.89%	7.89%	8.59%	8.05%	8.46%	8.59%	9.04%
Tangible Book Value Per Share								
Equity attributable to C&F Financial Corporation	$ 195,634	$ 216,878	$ 226,360	$ 261,753	$ 240,313	$ 253,283	$ 265,470	$ 277,785
Less goodwill	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)	(25,191)
Less other intangible assets	(1,679)	(1,407)	(1,147)	(909)	(1,022)	(959)	(884)	(859)
Tangible equity attributable to C&F Financial Corporation	$ 168,764	$ 190,280	$ 200,022	$ 235,653	$ 214,100	$ 227,133	$ 239,395	$ 251,735
Shares outstanding	3,476,614	3,374,098	3,233,672	3,245,972	3,238,085	3,237,634	3,248,149	3,250,307
Book value per share	$ 56.27	$ 64.28	$ 70.00	$ 80.64	$ 74.21	$ 78.23	$ 81.73	$ 85.46
Tangible book value per share	$ 48.54	$ 56.40	$ 61.86	$ 72.60	$ 66.12	$ 70.15	$ 73.70	$ 77.45

36